Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.03)	$0.11	$0.03	$—	$0.28	$0.65	$(1.23)	$0.11
Notable items impact on earnings per share(a)	(0.09)	(0.3)	(0.23)	(0.04)	(0.01)	0.22	(1.57)	(0.09)
Adjusted diluted net earnings per share(a)	$0.06	$0.41	$0.26	$0.04	$0.29	$0.43	$0.34	$0.20
Diluted weighted average # of shares outstanding	349.8	351.5	351.6	350.5	352	352.2	351	384.1

Total Net Sales	$1,675	$1,952	$1,862	$1,578	$1,755	$1,985	$2,092	$1,934
Cost of goods sold	1,521	1,739	1,656	1,449	1,562	1,744	1,812	1,691
Gross Margin	$154	$213	$206	$130	$192	$241	$280	$243
SG&A	73	67	75	81	71	66	83	94
Other operating expense	69	76	57	19	27	(39)	70	68
Operating earnings	$12	$70	$74	$30	$95	$214	$127	$81
Interest expense, net	(33)	(26)	(27)	(26)	(36)	(36)	(40)	(49)
Consolidated foreign currency gain/(loss)	15	(33)	(30)	9	9	59	(27)	(32)
Earnings from consolidated companies before income taxes	(7)	12	12	9	69	237	59	(7)
(Benefit from) provision for income taxes	(10)	(30)	(5)	10	(23)	18	490	(50)
Earnings from consolidated companies	$3	$42	$17	$(1)	$91	$220	$(431)	$43
Equity in net earnings (loss) of nonconsolidated companies	(14)	(2)	(3)	—	6	10	1	(3)
Less: Net earnings (loss) attributable to noncontrolling interests	(1)	2	3	—	—	2	1	(2)
Net earnings attributable to Mosaic	$(10)	$39	$12	$(1)	$97	$228	$(431)	$42
After tax Notable items included in earnings	$(33)	$(105)	$(80)	$(11)	$(5)	$79	$(550)	$(35)

Gross Margin Rate	9%	11%	11%	8%	11%	12%	13%	13%

Effective Tax Rate (including discrete tax)	(136)%	(245)%	(47)%	112%	(33)%	7%	828%	714%
Discrete Tax benefit (expense)	$(5)	$2	$(7)	$(9)	$16	$5	$(463)	$48

Consolidated Depreciation, Depletion and Amortization	$189	$173	$165	$159	$166	$169	$172	$217
Consolidated EBITDA(b)	$202	$208	$199	$193	$277	$451	$271	$257
Notable items included in Consolidated EBITDA	$(29)	$(104)	$(78)	$(1)	$(12)	$93	$(95)	$(115)
Adjusted EBITDA	$231	$312	$277	$194	$289	$358	$366	$372

Net cash provided by operating activities	$584	$90	$323	$146	$243	$136	$411	$(71)
Cash paid for interest (net of amount capitalized)	60	3	58	8	67	24	57	11
Cash paid for income taxes (net of refunds)	19	(50)	(41)	—	(9)	(8)	(53)	13
Net cash used in investing activities	$(351)	$(978)	$(264)	$(245)	$(177)	$(221)	$(25)	$(1,220)
Capital expenditures	$(202)	$(196)	$(209)	$(224)	$(169)	$(198)	$(230)	$(223)
Net cash (used in) provided by financing activities	$(243)	$(112)	$(255)	$102	$(85)	$94	$1,090	$(213)
Cash dividends paid	(96)	(96)	(96)	(96)	(53)	(53)	(9)	(10)
Effect of exchange rate changes on cash	17	(8)	(12)	3	2	18	(8)	13
Net change in cash and cash equivalents	$7	$(1,007)	$(208)	$6	$(18)	$27	$1,468	$(1,491)

Short-term debt	$54	$54	$—	$124	$65	$59	$6	$72
Long-term debt (including current portion)	3,815	3,823	3,818	3,828	3,843	3,856	5,222	5,074
Cash & cash equivalents	1,059	654	673	675	661	686	2,154	659
Net debt	$2,810	$3,223	$3,145	$3,276	$3,247	$3,229	$3,074	$4,487

Segment Contributions (in millions)
Potash	$457	$428	$407	$414	$468	$474	$496	$404
Phosphates	976	930	896	839	975	779	997	866
Mosaic Fertilizantes	447	740	521	427	467	806	520	665
Corporate and Other(c)	(206)	(146)	38	(102)	(155)	(74)	79	(1)
Total net sales	$1,675	$1,952	$1,862	$1,578	$1,755	$1,985	$2,092	$1,934

Potash	$18	$7	$28	$36	$85	$77	$83	$74
Phosphates	12	6	12	17	30	88	57	60
Mosaic Fertilizantes	(11)	50	39	11	21	46	10	9
Corporate and Other(c)	(7)	7	(5)	(34)	(42)	3	(23)	(62)
Consolidated operating earnings	$12	$70	$74	$30	$95	$214	$127	$81

Potash(d)	2,040	2,208	1,984	1,973	2,191	2,219	2,217	1,690
Phosphates(d)	2,449	2,521	2,504	2,272	2,582	2,110	2,496	1,945
Mosaic Fertilizantes	1,194	1,922	1,446	646	1,300	2,178	1,399	1,584
Corporate and Other	219	290	463	689	319	333	497	266
Total finished product tonnes sold ('000 tonnes)	5,902	6,941	6,397	5,580	6,392	6,840	6,609	5,485
Percent specialty(p)	19%	18%	19%	19%	22%	21%	18%	22%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$457	$428	$407	$414	$468	$474	$496	$404
Cost of Goods Sold	404	388	341	345	358	376	383	301
Gross Margin	$53	$40	$66	$69	$110	$99	$114	$103
Notable Items Included in Gross Margin	—	—	—	(3)	—	(10)	—	(5)
Adjusted Gross Margin (excluding notables)	$53	$40	$66	$72	$110	$109	$114	$108

SG&A	29	27	30	28	23	21	24	26
Other operating (income) expense	6	6	8	6	2	1	7	3

Operating Earnings	$18	$7	$28	$36	$85	$77	$83	$74
Plus: Depreciation, Depletion and Amortization	79	77	77	70	73	73	72	76
Plus: Foreign Exchange Gain (Loss)	3	(24)	(27)	8	30	55	(13)	(30)
Plus: Other Income (Expense)	—	78	—	—	—	—	—	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	(16)	—	—	—	—	—	—	—
EBITDA(g)	$84	$138	$78	$114	$188	$205	$142	$120
Notable Items Included in EBITDA	$(15)	$(26)	$(27)	$5	$30	$45	$(13)	$(35)
Adjusted EBITDA (excluding notables)	$99	$164	$105	$109	$158	$160	$155	$155

Capital expenditures	$98	$99	$107	$106	$61	$102	$103	$104
Gross Margin $ / tonne of finished product	$26	$18	$33	$35	$50	$44	$51	$61
Adjusted Gross Margin $ / tonne of finished product	$26	$18	$33	$37	$50	$49	$51	$64
Gross margin as a percent of sales	12%	9%	16%	17%	23%	21%	23%	25%

Supplemental Cost Information
Canadian resource taxes	$38	$14	$31	$23	$33	$(5)	$19	$26
Royalties	5	4	5	5	6	52	9	8
Brine inflow expenses	42	38	36	39	38	37	36	39
Freight (f)	79	66	63	69	70	69	80	71

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,926	2,086	1,862	1,832	2,038	2,071	2,044	1,551
Specialty(l)	114	122	122	141	153	148	173	139
Total Finished Product(d)	2,040	2,208	1,984	1,973	2,191	2,219	2,217	1,690

Average finished product selling price (destination)(e)	$224	$194	$205	$210	$214	$214	$224	$239

Production Volumes ('000 tonnes)
Production Volume	1,769	1,662	2,147	2,048	2,302	2,151	2,149	2,275
Operating Rate	67%	63%	82%	83%	93%	87%	87%	87%

MOP cash costs of production including brine / production tonne(q)	$96	$94	$74	$86	$77	$101	$87	$86
MOP cash costs of brine management / production tonne	$24	$23	$17	$19	$17	$17	$17	$17

Average CAD / USD	$1.289	$1.304	$1.335	$1.323	$1.345	$1.253	$1.27	$1.264

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$976	$930	$896	$839	$975	$779	$997	$866
Cost of Goods Sold	876	829	812	783	898	712	864	769
Gross Margin	$100	$101	$84	$56	$76	$67	$133	$97
Notable Items Included in Gross Margin	—	—	9	—	—	—	—	(15)
Adjusted Gross Margin (excluding notables)	$100	$101	$75	$56	$76	$67	$133	$112

SG&A	34	30	30	30	29	25	29	31
Other operating (income) expense	54	65	42	9	18	(47)	47	6

Operating Earnings	$12	$6	$12	$17	$30	$88	$57	$60
Plus: Depreciation, Depletion and Amortization	101	84	78	80	83	86	89	99
Plus: Foreign Exchange Gain (Loss)	—	2	4	(2)	(4)	(6)	1	4
Plus: Other Income (Expense)	—	—	(10)	(2)	2	1	(1)	(5)
Plus: Equity in net earnings (loss) of nonconsolidated companies	2	(2)	(3)	—	5	10	1	(4)
Plus: Earnings (loss) from Consolidated Noncontrolling Interests	2	2	4	2	(2)	—	2	(1)
EBITDA(g)	$113	$88	$77	$91	$118	$179	$144	$155
Notable Items Included in EBITDA	$(49)	$(60)	$(33)	$(5)	$(23)	$43	$(38)	$(16)
Adjusted EBITDA (excluding notables)	$162	$148	$110	$96	$141	$136	$182	$171

Capital expenditures	$90	$89	$89	$103	$101	$87	$110	$100
Gross Margin $ / tonne of finished product	$41	$40	$34	$25	$29	$32	$53	$49
Adjusted Gross Margin $ / tonne of finished product	$41	$40	$30	$25	$29	$32	$53	$57
Gross margin as a percent of sales	10%	11%	9%	7%	8%	9%	13%	11%

Freight included in finished goods (in millions)	$87	$86	$91	$79	$103	$78	$107	$77

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,760	1,715	1,763	1,486	1,706	1,483	1,663	1,295
Specialty(k)	689	806	741	786	876	627	833	650
Total Finished Product(d)	2,449	2,521	2,504	2,272	2,582	2,110	2,496	1,945

Average finished product selling price (destination)(e)	$399	$369	$358	$369	$377	$369	$399	$431

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,391	2,461	2,463	2,303	2,461	2,339	2,322	2,045
Operating Rate(n)	82%	84%	84%	79%	84%	80%	79%	84%

Realized costs ($/tonne)
Ammonia (tonne)(i)	$320	$287	$259	$285	$373	$283	$298	$344
Sulfur (long ton)(j)	$112	$93	$87	$87	$90	$88	$97	$128
Blended rock	$65	$60	$58	$59	$58	$63	$55	$55

Cash conversion costs / finished product tonne	$65	$62	$65	$79	$67	$68	$70	$68
Cash rock costs consumed / tonne	$41	$42	$40	$40	$40	$40	$35	$35

Phosphate Rock
Sales Volumes ('000 tonnes) (m)								$360
Average rock selling price (destination) (o)								$79
Gross margin $ / rock tonne								$4
Freight included in rock (in millions)								$8

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$447	$740	$521	$427	$467	$806	$520	$665
Cost of Goods Sold	447	676	475	409	442	754	487	606
Gross Margin	$1	$65	$46	$18	$25	$52	$32	$59
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin (excluding notables)	$1	$65	$46	$18	$25	$52	$32	$59

SG&A	14	17	16	15	17	18	22	25
Other operating (income) expense	—	1	—	(1)	(2)	(3)	1	25

Operating Earnings	$(13)	$47	$30	$5	$11	$38	$10	$9
Plus: Depreciation, Depletion and Amortization	4	4	4	4	4	4	4	37
Plus: Foreign Exchange Gain (Loss)	12	(10)	(5)	(1)	(18)	14	(19)	(5)
Plus: Other Income (Expense)	—	—	(2)	(3)	(1)	1	(1)	—
Plus: Earnings from Consolidated Noncontrolling Interests	—	2	1	1	—	2	1	—
EBITDA(g)	$3	$40	$26	$5	$(4)	$55	$(6)	$41
Notable Items Included in EBITDA	$12	$(10)	$(5)	$(1)	$(18)	$14	$(19)	$(21)
Adjusted EBITDA (excluding notables)	$(9)	$50	$31	$5	$14	$40	$13	$62

Capital expenditures	$7	$5	$7	$8	$5	$4	$16	$18
Gross Margin $ / tonne of finished product	$1	$34	$32	$16	$19	$24	$23	$37
Adjusted Gross Margin $ / tonne of finished product	$1	$34	$32	$16	$19	$24	$23	$37
Gross margin as a percent of sales	—%	9%	9%	4%	5%	6%	6%	9%

Operating Data
Sales volumes ('000 tonnes)(d)
Phosphate produced in Brazil	60	81	79	50	82	85	85	427
Potash produced in Brazil								99
Purchased nutrients	1,134	1,841	1,367	1,089	1,218	2,093	1,314	1,058
Total Finished Product(d)	1,194	1,922	1,446	1,139	1,300	2,178	1,399	1,584

Average finished product selling price (destination)(e)	$375	$385	$360	$375	$359	$370	$372	$420

Production Volumes ('000 tonnes)
Total tonnes produced(h)								987
Operating Rate(n)								81%

Purchases ('000 tonnes)
DAP/MAP from Mosaic	343	195	175	169	176	164	150	70
MicroEssentials® from Mosaic	303	293	120	314	365	178	55	182
Potash from Mosaic/Canpotex	701	435	284	408	868	451	346	389

Average BRL / USD	$3.512	$3.244	$3.298	$3.144	$3.215	$3.168	$3.308	$3.246

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(206)	$(146)	$39	$(102)	$(155)	$(74)	$79	$(1)
Cost of Goods Sold	(206)	(154)	28	(88)	(136)	(98)	78	15
Gross Margin (Loss)	$—	$8	$11	$(15)	$(19)	$23	$1	$(16)
Notable items Included in Gross Margin	30	(8)	(4)	(1)	3	2	(17)	(12)
Adjusted Gross Margin (Loss) (excluding notables)	$(30)	$16	$15	$(14)	$(22)	$21	$18	$(4)

SG&A	(4)	(8)	(1)	8	3	3	9	12
Other operating (income) expense	9	6	9	4	9	9	15	34

Operating Earnings (Loss)	$(5)	$9	$3	$(27)	$(31)	$11	$(23)	$(62)
Plus: Depreciation, Depletion and Amortization	5	8	6	5	6	5	7	5
Plus: Foreign Exchange Gain (Loss)	—	(1)	(2)	3	1	(5)	5	(1)
Plus: Other (Expense)	—	(78)	7	—	—	—	—	(2)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(2)	(3)	(3)	(3)	2	—	(2)	(1)
EBITDA(i)	$2	$(59)	$17	$(16)	$(26)	$11	$(9)	$(59)
Notable Items Included in EBITDA	30	(9)	(6)	2	4	(7)	(25)	(43)
Adjusted EBITDA (excluding notables)	$(28)	$(50)	$23	$(18)	$(30)	$18	$16	$(16)

Elimination of profit in inventory income (loss) included in COGS	$(25)	$20	$12	$(19)	$(28)	$20	$(18)	$(8)
Unrealized gain (loss) on derivatives included in COGS	$30	$(8)	$(4)	$(1)	$3	$2	$(17)	$(12)

Operating Data

Sales volumes ('000 tonnes)	219	290	463	196	319	333	497	266
Average finished product selling price (destination)(e)	$394	$372	$354	$305	$323	$373	$387	$333

Purchases ('000 tonnes)
DAP/MAP from Mosaic	162	201	44	—	232	222	50	—
MicroEssentials® from Mosaic	—	10	53	—	—	—	68	—
Potash from Mosaic/Canpotex	121	38	81	242	86	147	198	240

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Discrete tax items relating to changes in US tax laws	Consolidated	(Provision for) benefit from income taxes	—	(456)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(7)	(0.02)
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	—
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Total Notable Items			$(97)	$(454)	$(1.57)

Q3 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$58	$—	$0.17
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	0.01
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(6)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	5	0.01
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	(0.01)
Gain on sale of land	Phosphates	Other operating income (expense)	52	—	0.15
Resolution of royalties with Saskatchewan government	Potash	Cost of goods sold	(10)	(17)	(0.08)
Asset write-off	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Total Notable Items			$91	$(12)	$0.22

Q2 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$1	$0.03
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	3	—	0.01
Fees related to purchase of Vale assets	Corporate & Other	Other operating income (expense)	(5)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	16	0.04
Pre-issuance hedging loss	Consolidated	Interest Expense	(8)	(1)	(0.02)
Water loss expense	Phosphates	Other operating income (expense)	(14)	(1)	(0.04)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(5)	—	(0.01)
Total Notable Items			$(20)	$15	$(0.01)

Q1 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$(1)	$0.02
Unrealized loss on derivatives	Corporate & Other	Cost of goods sold	(1)	—	—
Fees related to purchase of Vale assets	Corporate & Other	Other operating expense	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Liquidated damages for CF ammonia agreement	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Resolution of Canadian tax audit	Potash	Cost of goods sold	(3)	—	(0.01)
Total Notable Items			$(1)	$(10)	$(0.04)

Q4 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction (loss) gain	Consolidated	Foreign currency transaction (loss) gain	$(30)	$(2)	$(0.09)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(4)	—	(0.01)
Water loss expense	Phosphates	Other operating expenses	(10)	(1)	(0.03)
ARO adjustment	Phosphates	Other operating expenses	(21)	(2)	(0.07)
Depletion adjustment	Phosphates	Cost of goods sold	9	1	0.03
Pension de-risking	Consolidated	Other operating expenses	(6)	—	(0.02)
Costs related to purchase of Vale Fertilizantes Business	Corporate & Other	Other operating expenses	(4)	—	(0.01)
Gain on sale of equity investment	Phosphates	Other expense	7	1	0.02
Realized loss on RCRA Trust securities	Phosphates	Other expense	(10)	(1)	(0.03)
Discrete tax items	Consolidated	Benefit from income taxes	—	(7)	(0.02)
Total Notable Items			$(69)	$(11)	$(0.23)

Q3 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$(1)	$(0.10)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(8)	—	(0.02)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—	2	0.01
Asset reserve adjustment	Phosphates	Other operating income (expense)	4	—	0.01
New Wales water loss incident	Phosphates	Other operating income (expense)	(60)	(2)	(0.18)
Restructuring	Consolidated	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(104)	$(1)	$(0.30)

Q2 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$15	$(1)	$0.04
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	30	(3)	0.08
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—	(5)	(0.01)
Restructuring	Consolidated	Other operating income (expense)	(11)	1	(0.03)
Prince Rupert write-off	Potash	Equity earnings	(24)	8	(0.05)
Asset write-off	Phosphates	Other operating income (expense)	(47)	4	(0.12)
Total Notable Items			$(37)	$4	$(0.09)

Note: The tax effect is calculated based on our estimated annual effective rate. Our tax rate is impacted by the mix of earnings in the jurisdictions in which we operate and a benefit associated with depletion. The tax effect of the Prince Rupert write-off includes an income tax component of 20.6% which is calculated based on the rate specific to those earnings, and an impact related to Canadian Resource Tax of 12.4%.

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".

(b)
The Company defines Consolidated EBITDA, a Non-GAAP measure, as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes, as further described in "Non-GAAP Reconciliations".

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Average price of all finished products sold by Phosphates, Potash, Mosaic Fertilizantes and India/China.

(f)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, Feed and domestic MOP sales.

(g)
The Company defines segment EBITDA as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. EBITDA presented on a segment basis is a Non-GAAP financial measure and segment EBITDA/sales tonne is calculated based on a non-GAAP financial measure. See "Non-GAAP Reconciliations."

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Amounts are representative of our average ammonia costs in cost of goods sold.

(j)	Amounts are representative of our average sulfur cost in cost of goods sold.

(k)	Includes MicroEssentials and animal feed finished specialty products.

(l)	Includes K-Mag and animal feed finished specialty products.

(m)	Sales volumes of rock related to external rock sales only.

(n)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(o)	Average selling price of all rock sold.

(p)	Includes MicroEssentials, K-Mag and animal feed finished specialty products.

(q)
MOP production cash costs including brine are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated EBITDA, segment EBITDA, segment EBITDA/sales tonne, Potash Gross Margin (excluding CRT), Potash Gross Margin (excluding CRT) As % of Sales and Potash Cash COGS/sales tonne. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated EBITDA
Consolidated EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes. EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated EBITDA is provided below.

(in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Consolidated Net Income (Loss)	$(10)	$39	$12	$(1)	$97	$228	$(431.1)	$42
Less: Consolidated Interest Expense, Net	(33)	(26)	(27)	(26)	(36)	(36)	(40)	(49)
Plus: Consolidated Depreciation, Depletion & Amortization	189	173	165	159	166	169	172	217
Plus: Consolidated Provision for (Benefit from) Income Taxes	(10)	(30)	(5)	10	(23)	18	490	(50)
Consolidated EBITDA	202	208	199	194	276	451	271	257

Segment EBITDA and Segment EBITDA/sales tonne
EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment EBITDA and segment EBITDA/sales tonne should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of segment EBITDA and segment EBITDA/sales tonne to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Potash Cash COGS/sales tonne
For the Potash segment, Cash COGS/sales tonne is defined as cost of goods sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is provided below.

(in millions, except sales tonnes)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Potash Cost of Goods Sold	$404	$388	$341	$345	$358	$376	$383	$301
Less:
Freight included in revenue & cost of goods sold()	79	66	63	69	70	69	80	71
Canadian resource taxes	38	14	31	23	33	(5)	19	26
Royalties	5	4	5	5	6	52	9	8
Potash Depreciation, Depletion & Amortization	79	77	77	70	73	73	72	76
Cash Cost of Goods Sold	$203	$227	$165	$177	$176	$187	$203	$120
Sales tonnes (in thousands of mt)	1,769	1,662	2,147	2,048	2,302	2,151	2,149	2,275
Cash COGS/sales tonne	$96	$94	$74	$86	$77	$101	$87	$86

Potash Gross Margin (excluding CRT) and Gross Margin (excluding CRT) as % of Sales
For the Potash segment, Segment Gross Margin (excluding CRT) is calculated as GAAP Segment Gross Margin less Canadian resource taxes (CRT), and Segment Gross Margin (excluding CRT) As % of Sales is calculated as GAAP Segment Gross Margin less CRT as a percentage of Sales. Segment Gross Margin (excluding CRT) and Segment Gross Margin (excluding CRT) As % of Sales provide measures that Mosaic believes enhance the reader’s ability to compare Mosaic’s Gross Margin with that of other peer companies which incur CRT expense and classify it in a manner differently than Mosaic does in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, Mosaic’s management believes that Mosaic’s presentation of Gross Margin (excluding CRT) and Gross Margin (excluding CRT) As % of Sales for Potash affords them greater transparency in assessing Mosaic’s financial performance for this segment against competitors. When measuring the performance of Mosaic’s Potash business, Mosaic management regularly utilizes gross margin before CRT. Reconciliations of Potash Segment Gross Margin (excluding CRT) to Segment Gross Margin and Segment Gross Margin (excluding CRT) As % of Sales to Gross Margin As % of Sales are provided under “Segment income statement” for the Potash Segment.

Adjusted EBITDA

Adjusted EBITDA is defined as EBITDA excluding the impact of notable items. Management believes the adjusted measure provides security analysts, investors, management & others with usefule supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilized adjusted EBITDA in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.